SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                    PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported)     July 25, 2006
                                                              -------------

                                OPTIONABLE, INC.
             (Exact name of Registrant as specified in its charter)



Delaware                            000-51837               52-2219407
-------------------------------     ------------         -------------------
(State or other jurisdiction of     (Commission            (IRS Employer
incorporation or organization)      File number)         Identification No.)


555 Pleasantville Road, South Building, Suite 110 Briarcliff Manor, NY   10150
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               (Address of principal executive offices)               (Zip Code)

                                 (914) 773-1100
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                  ---------------------------------------------
                  (Former Address If Changed since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                 Section 1--Registrant's Business and Operations

Item 2.02. Results of Operations and Financial Condition.

On July 25, 2006, Optionable, Inc. issued a press release announcing its results of operations for the interim periods ended June 30, 2006. A copy of the press release is attached as Exhibit 99 to this report. This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.   Title

99            Press release issued by Optionable, Inc. on July 25, 2006

                                   SIGNATURES

         In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                OPTIONABLE, INC.


Date: July 26, 2006                         By: /s/ Marc-Andre Boisseau
                                                -----------------------
                                                Marc-Andre Boisseau
                                                Chief Financial Officer